AMERICAN AADVANTAGE FUNDS
AMR Class
Institutional Class
PlanAhead Class

Supplement to the Statement of Additional Information dated March 1, 1999

The second paragraph on page 5 is changed to read as follows:

All Portfolios of the AMR Trust may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law; however, pursuant to exemptive relief granted by the SEC, a Portfolio may invest up to 25% of its total assets in the aggregate of the Money Market Portfolio, Municipal Money Market Portfolio, and U.S. Government Money Market Portfolio. A Portfolio of the AMR Trust may incur duplicate advisory or management fees when investing in another mutual fund.

The last paragraph on page 9 is changed to read as follows:

As compensation for their service to the Trust and the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trust and the AMR Trust pay American Airlines the flight service charges incurred for these travel arrangements. The Trust and the AMR Trust compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. The Trusts compensate Mr. O'Sullivan up to $10,000 annually to cover his personal flight service charges and the charges for his three adult children, as well as any income tax charged on the value of these flight benefits. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 1998. The compensation amounts below include the flight service charges paid by the Trust and the AMR Trust to American Airlines.

In the table following the above paragraph, the columns titled Aggregate Compensation From the Trust and Total Compensation From American AAdvantage Funds Complex should appear as follows:

   Aggregate         Total Compensation
  Compensation         From American
   From the           AAdvantage Funds
     Trust                Complex
    $     0               $     0
    $10,350               $41,400
    $10,200               $40,801
    $   460               $ 1,842
    $ 3,590               $14,358
    $ 5,064               $20,255
    $23,126               $92,505

Each column of the table titled Trustees and Officers of the Equity 500 Index Portfolio, which starts on page 10, is updated to read as follows:

Name, Age and Address         Position with Equity 500 Index Portfolio
Charles P. Biggar (69)        Trustee
12 Hitching Post Lane
Chappaqua, NY 10514

S. Leland Dill (69)           Trustee
5070 North Ocean Drive
Singer Island, FL 33404

Martin J. Gruber (62)         Trustee
229 South Irving Street
Ridgewood, NJ  07450

Richard Hale** (54)           Trustee
205 Woodbrook Lane
Baltimore, MD  21212

Richard J. Herring (53)       Trustee
325 South Roberts Road
Bryn Mawr, PA  19010

Bruce E. Langton (68)         Trustee
99 Jordan Lane
Stamford, CT  06903

Philip Saunders, Jr. (64)     Trustee
445 Glen Road
Weston, MA  02193

Harry Van Benschoten (71)     Trustee
6581 Ridgewood Drive
Naples, FL  34108

John Y. Keffer (57)           President and
2 Portland Square             Chief Executive Officer
Portland, ME  04101

Charles A. Rizzo (41)         Treasurer
One South Street
Baltimore, MD  21202

Daniel O. Hirsch (45)         Secretary
One South Street
Baltimore, MD  21202

Principal Occupation During Past 5 Years
Retired; formerly Vice President of International Business Machines ("IBM") and President of the National Services and the Field Engineering Divisions of IBM.

Retired; Director, Coutts (U.S.A.) International, and Coutts Trust Holdings Ltd.; Trustee, Phoenix-Zweig Trust*; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco*.

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA*; Trustee, SG Cowen Mutual Funds*; Trustee, Japan Equity Fund*; Trustee, Taiwan Equity Fund*.

Managing Director, Deutsche Asset Management; Director, Flag Investor Funds*; Managing Director, Deutsche Banc Alex. Brown Inc.; Director and President, Investment Company Capital Corp.

Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972).

Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corp. (1989 to present)***; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present)*.

Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc.

Retired; Director, Canada Life Insurance Corporation of New York.

President, Forum Financial Group LLC and its affiliates; President, ICC Distributors, Inc.****

Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998.

Director, Deutsche Banc Alex. Brown Inc. and Investment Company Capital Corp. since July 1998; Assistant General Counsel, Office of the General Counsel, United States Securities and Exchange Commission from 1993 to 1998.

* An investment company registered under the 1940 Act.
** "Interested Person" as defined in Section 2(a)(19) of the 1940 Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.
*** A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.
**** Underwriter/distributor for the Equity 500 Index Portfolio. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.